INDEPENDENT CONTRACTOR AGREEMENT


This Independent Contractor Agreement ("Agreement") is between ICOA, Inc. ("Company"), with its principal place of business at 111 Airport Road, Warwick, RI 02889 , and Thomas P. Cannon ("Contractor").

In consideration of the agreements set forth below, the parties agree as follows:

1.0  SCOPE OF SERVICES

     Contractor shall furnish services to the Company as described in Exhibit A, attached hereto and incorporated herein by this reference (the "Services"). Contractor shall determine the method, details and means of performing the Services.

2.0  TERM

     The Effective Date of the Agreement shall be April 1, 2005.

     The term of this Agreement ("Term") shall commence on the Effective Date and shall continue through October 1, 2005 unless terminated by either party pursuant to paragraph 7 or extended by written mutual agreement of the parties.
..

3.0  CONSIDERATION

     Company shall pay to Contractor, as consideration for Contractor's complete performance of the Services the amount or rate specified in Exhibit A. Contractor shall bill Company monthly, with payment to be made within thirty days of receipt of the invoice from Contractor. Contractor shall be responsible for all expenses incurred in association with the performance of the Services; except to the extent such expenses are approved in advance by the Company, in which case they shall be reimbursed by the Company.

4.0  TAXES

     Contractor shall have sole responsibility for payment of any and all taxes incurred as a result of Contractor's compensation hereunder, including but not limited to, estimated, foreign, federal, state, and local taxes or contributions imposed or required under unemployment insurance, social security and income tax laws and for filing all required tax forms with respect to any amounts paid by Company to Contractor hereunder. Contractor further agrees to provide Company with proof of such payments upon demand. Contractor shall indemnify and hold Company harmless against any claim of liability, including penalties, damages or injuries suffered by Company resulting from failure of Contractor to pay such taxes or contributions, or failure of Contractor to file any such tax forms.


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5.0  INVENTIONS, CREATIONS, IMPROVEMENTS OR OTHER DEVELOPMENTS

     Contractor shall disclose and does hereby assign to Company, its successors and assigns, any and all inventions, creations, improvements, or other developments, each whether patentable, copyrightable or not, which Contractor may hereafter make or assist in making and which result from the Services performed under this Agreement. Contractor hereby assigns to Company, its successors or assigns, any and all patents, copyrights, and applications therefore, both in the United States and in any foreign country, in connection with any such inventions, creations, improvements, or developments, and to do, and cause its employees to do, any and all acts, and to execute any and all instruments, which Company may reasonably request to secure for itself, its successors or assigns, any rights relating to such inventions, creations, improvements, developments, patents, copyrights, or registrations.

6.0  CONFIDENTIALITY

     6.1 Except as hereinafter specifically provided, all information disclosed by Company to Contractor pursuant to this Agreement shall be in confidence. Contractor shall not use such information, except as needed to perform his/her obligations under this Agreement, and shall take all reasonable precautions to prevent such information from being disclosed to third parties. All materials containing such information shall be returned to Company upon termination of this Agreement.

     6.2    The following information shall not be considered confidential:

            (a) Information which was known by Contractor as of the date of this
                Agreement;

            (b) Information which  is  publicly  known  as of the  date  of this
                Agreement;

            (c) Information which hereafter becomes publicly known,  unless as a result of the fault of Contractor; and

            (d) Information which Company agrees in writing is not confidential.

     6.3 In addition, all information and data developed by Contractor as a result of performing Services under this Agreement shall be transmitted by Contractor to Company, shall become the property of Company and shall likewise be regarded by Contractor as confidential, subject to the same exceptions as set forth above with respect to information disclosed to Contractor by Company, provided however, that Contractor shall only be required to treat such information and such data as confidential for a period of one year after the termination of this Agreement.

     6.4 At the conclusion of Contractor's work under this Agreement, if Contractor has used a computer to perform its work under this Agreement,


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     Contractor  agrees to submit  such  computer  to Company to ensure that all confidential information of Company is erased.

7.0  TERMINATION

     This Agreement will terminate upon the completion of the Services, by the date in Section 2.0 Term or as set forth below. In such case, Company's obligation to Contractor for performance of the Services shall be limited to payment to Contractor of amounts due for work completed but not yet paid. Contractor's obligation shall be limited to providing Company with all data/services prepared to date and preparation of a final invoice. The obligations of Contractor under Paragraphs 4.0, 5.0, 6.0, 8.0, 11.0, and 12.0 shall survive any termination of this Agreement.

     7.1  Automatic termination upon the occurrence of any of the following:

          (a)  Bankruptcy or insolvency of either party;

          (b)  Sale of the business by either party;

          (c)  Death of either party.

     7.2 Termination for Default: If either party defaults in the performance of this Agreement or materially breach any of the provisions, the non-breaching party may terminate this Agreement by giving ten days written notice of such breach. Termination shall be effective five days from mailing such notice.

8.0  IMPAIRING OBLIGATIONS

     Contractor agrees to devote such time as is necessary to the performance of the Services, as authorized by Company. Contractor may also perform Services or be employed by other clients provided such obligations would not in any way prevent, limit or otherwise impair the providing of the Services to Company.

9.0  RELATIONSHIP OF PARTIES

     The relationship of Contractor to Company shall at all times be one of independent Contractor, and neither party shall be nor represent itself to be an employee, agent, representative, partner or joint venturer of the other, nor shall either party have the right or authority to assume or create any obligation on behalf of or in the name of the other or to otherwise act on behalf of the other. Contractor shall not be entitled to any benefits accorded to Company's employees, including but not limited to, workers compensation, disability insurance, vacation, health benefits, 401K participation, or tuition reimbursement. Contractor shall be responsible for providing, at his/her sole expense, and in his/her name, State disability insurance, workers compensation or any other required insurance as well as all licenses and permits usual and/or necessary for conducting the Services.


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10.  ASSIGNMENT

     All covenants, stipulations, promises and other terms in this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors in interest, assignees and legal representatives. Although Contractor may use its employees to perform this Agreement, the parties agree that Contractor shall not assign this Agreement without the express written consent of Company.

11.  PERSONNEL ON PREMISES OF OTHER PARTY; INDEMNIFICATION

     All representatives of either party, while on the premises of, or designated by, the other party, shall comply with all reasonable rules and regulations established at such premises. Contractor hereby agrees to indemnify and hold harmless Company, and its officers, directors, agents and employees, from and against any and all liabilities, losses, damages, costs and expenses (including attorneys fees) on account of any claim, suit or action made or brought against Company, or its officers, directors, agents or employees, arising from any act of negligence or willful misconduct of Contractor, or related to any breach or failure of Contractor in connection with the Services.

12.  INFRINGEMENT

     Contractor warrants that, in rendering the Services hereunder, it shall not knowingly infringe any patent, copyright, trademark, trade secret, or other intellectual property right of any third party, and it shall use best efforts to avoid any such infringement. Contractor hereby agrees to defend Company against any claim of patent, copyright, trademark, trade secret, or other intellectual property infringement made against Company on account of the services rendered by Contractor. Contractor further agrees to indemnify and hold Company harmless against any loss, damage, award or expense (including reasonable attorneys fees) resulting from such a claim.

13.0 WAIVERS

     A waiver of any breach or default hereunder by any party shall not constitute the waiver of a subsequent breach or default of the same or a different provision of this Agreement.

14.0 INVALIDITY

     If any provision of this Agreement, shall be held to be invalid, illegal or unenforceable, that provision shall be deemed modified to the extent necessary to make it valid and operative, or if it cannot be so modified then it shall be severed, and the validity, legality or enforceability of the remaining provisions shall not be affected or impaired thereby.

15.0 ARBITRATION

     Should any dispute occur between the parties arising out of or related to this Agreement, that dispute shall be settled and determined by arbitration under the then current rules of the American Arbitration Association. The


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decision and award of the Arbitrator shall be final and binding and the award so
rendered  may  be  entered  in  any  court  having  jurisdiction   thereof.  The
arbitration shall be held and the award shall be deemed to be made in San Francisco, California. Further, all questions of law shall be decided in accordance with the laws of the State of California.

16.0 COMPLETE UNDERSTANDING

     Each party acknowledges that it has read this Agreement and agrees that it is the complete and exclusive understanding between the parties.

"Contractor"                        "Company"
                                     ICOA, Inc.
                                     a Nevada corporation

By _________________________        By __________________________________

[date]                              [date]















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                                   APPENDIX A


SERVICES TO BE PROVIDED


Consulting services relating to internet kiosks and network deployments, as directed by the Company. Company may require up to 90 hours of Contractor's time during the term of this Agreement, but no more than 30 hours in any thirty day period.


PAYMENTS TO CONTRACTOR

Contractor shall be paid at the rate of $150 per hour. All amounts due shall be converted into shares of Company's common stock at the closing bid price of the last trading day of the month during which such amounts were earned. Company shall cause all such shares due to be issued at the end of the term of this Agreement. All such shares issued shall be subject to Sections 2 through 5 of the Subscription Agreement between the parties of even date herewith.

















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Contractor Agreement--3/99